SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT, dated as of August 20, 2002 (the "Agreement") is entered into by and between Innovative Gaming Corporation of America, a Minnesota corporation with its principal executive office located at 333 Orville Wright Court, Las Vegas, Nevada 89119 (the "Company"), and the party named on the signature page below (the "Buyer").

                                  INTRODUCTION

          A. The Company has authorized its officers to execute and deliver to one or more parties, including the Buyer, one or more convertible secured promissory notes in the form attached hereto as Exhibit A in an aggregate principal amount not to exceed Five Million and No/Dollars ($5,000,000.00) (the "Notes") and the Company desires to sell the Notes in a series of transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") (such transactions, collectively, the "Private Placement").

         B. The Notes are convertible into the Company's Series A-1 5.5% Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), upon the terms and conditions set forth in the Note. The Preferred Shares are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), upon the terms and conditions set forth in the Company's Certificate of Designation of Series A-1 Convertible Preferred Stock in the form attached hereto as Exhibit B (the "Certificate of Designation"). The Preferred Shares to be issued upon conversion of the Notes and the Common Stock to be issued upon conversion of the Preferred Shares are referred to herein as the "Conversion Shares."

          C. The Buyer and the Company wish to set forth their mutual understandings with respect to the terms and conditions of the Notes, the Preferred Shares and the Buyer's participation in the Private Placement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                         PRIVATE PLACEMENT OF SECURITIES

          A. Initial Issuance of Notes. On the terms and conditions contained in this Agreement, the Buyer hereby agrees to purchase from the Company at the Initial Closing (as defined below) that principal amount of Notes indicated on Schedule A and the Company hereby agrees to issue to the Buyer, in a transaction exempt from the registration and prospectus-delivery requirements of the Securities Act, a Note for such principal amount substantially in the form attached hereto as Exhibit A.



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          B. Second Issuance of Notes. On the terms and conditions  contained in this Agreement, the Buyer hereby agrees to purchase from the Company at the Second Closing (as defined below) that principal amount of Notes indicated on Schedule A and the Company hereby agrees to issue to the Buyer, in a transaction exempt from the registration and prospectus-delivery requirements of the Securities Act, a Note for such principal amount substantially in the form attached hereto as Exhibit A.

          C. Third Issuance of Notes. On the terms and conditions contained in this Agreement, the Buyer hereby agrees to purchase from the Company at the Final Closing (as defined below) that principal amount of Notes indicated on Schedule A and the Company hereby agrees to issue to the Buyer, in a transaction exempt from the registration and prospectus-delivery requirements of the Securities Act, a Note for such principal amount substantially in the form attached hereto as Exhibit A.

          D. Purchase Price; Manner of Payment. The purchase price for each Note shall be the original principal amount thereof (the "Purchase Price"). Except as otherwise indicated on Schedule A, the Purchase Price shall be ---------- paid by means of funds wired as follows:

         Wire to:                        Wells Fargo Bank
                                         3800 Howard Hughes Pkwy #400
                                         Las Vegas, NV 89109
                                         Account Name:  Innovative Gaming, Inc.
                                         ABA Routing:  121000248
                                         Account No:  4435611090

                                   ARTICLE II

                     BUYER'S REPRESENTATIONS AND WARRANTIES

         The Buyer represents and warrants to and covenants and agrees with the Company as follows:

          A. Buyer is purchasing the Notes for Buyer's own account, for investment purposes only, and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

          B. Buyer is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of Buyer's business and financial experience, of evaluating the relative merits and risks of an investment in the Notes and (iv) able to afford the loss of Buyer's investment in the Notes.

          C. Buyer understands that the Notes are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to



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determine the  availability  of such  exemption and the  eligibility of Buyer to purchase the Notes.

          D. Buyer understands that the Notes have not been approved or disapproved by the Securities and Exchange Commission (the "Commission") or any state securities commission.

          E. This Agreement has been duly and validly authorized, executed and delivered by Buyer, and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

          F. Neither Buyer nor Buyer's affiliates, nor any other person acting on their behalf, has the intention of entering, or prior to the Initial Closing Date (as defined below) will enter into, any put option, short position or other similar instrument or position with respect to the Common Stock, and neither Buyer nor any of Buyer's affiliates nor any person acting on their behalf will at any time use shares of Common Stock acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

          G. Buyer understands that there will be no market for the Notes, that there are significant restrictions on the transferability of the Notes, and that, for these and other reasons, Buyer may not be able to liquidate an investment in the Notes for an indefinite period of time.

          H. Buyer acknowledges that the Company's articles of incorporation provide that no person or entity may become the beneficial owner of 5% or more of the Company's shares of capital stock of every series and class unless such person or entity agrees to provide personal background and financial information to gaming authorities, consents to a background investigation, and responds to questions from gaming authorities. Buyer further acknowledges that the Company may, pursuant to the terms of its articles of incorporation, repurchase shares held by any person or entity whose status as a shareholder jeopardizes the approval, continued existence, or renewal by any gaming authority of a tribal, federal or state license or franchise held by the Company or any of its subsidiaries. The foregoing restrictions will be contained in a legend on each certificate of Common Stock.

                                  ARTICLE III

                    COMPANY'S REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Buyer that:

          A. Capitalization.

          1. As of the date of this Agreement, the Company's authorized capital stock consisted solely of 100,000,000 shares of capital stock, of which (i) 32,327,566 shares are issued and outstanding as shares of Common Stock, (ii) 6,523,559 shares have been reserved for issuance as shares of Common Stock in pending transactions (which shares are reflected as outstanding on Schedule



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III.A.1)  (iii)  400,000  shares  have  been  designated  Series  E  Convertible
Preferred Stock, par value $0.01 per share, of which 30,000 shares are issued and outstanding, (iv) 400,000 shares have been designated Series F Convertible Preferred Stock, par value $0.01 per share, of which 200,000 shares are issued and outstanding, (v) 5,000 shares have been designated Series K Convertible
Preferred  Stock,  $0.01  par  value,  of which  4,062  shares  are  issued  and outstanding and (vi) 5,000 shares have been designated Series A-1 5.5% Convertible Preferred Stock, $0.01 par value, of which no shares are issued and outstanding. All of the issued and outstanding shares of Common Stock and preferred stock have been duly authorized and validly issued and are fully paid and nonassessable. Schedule III.A.1 hereto sets forth a complete and accurate capitalization table of the Company reflecting, both prior to and after the transactions contemplated by the Private Placement, the fully-diluted ownership of the Company.

          2. Except as disclosed on Schedule III.A.2 hereto, there are no options, warrants, conversion, preemptive, subscription, "call," rights of first refusal or other similar rights to acquire any capital stock of the Company or any of its Subsidiaries or other voting securities of the Company that have been issued or granted to any person and no other obligations of the Company or any of its Subsidiaries to issue, grant, extend or enter into any security, option, warrant, "call," right, commitment, agreement, arrangement or undertaking with respect to any of their respective capital stock. With respect to the Company's convertible preferred stock outstanding as of the date hereof, each holder has agreed to conversion into Common Stock on the terms (including the conversion prices) set forth on Schedule III.A.2.

          3. Schedule III.A.3 hereto lists all the subsidiaries of the Company (the "Subsidiaries"). Attached to Schedule III.A.3 hereto is an organizational chart of the Company and the Subsidiaries. No Person other than the Company owns any interest in the Subsidiaries. Except as disclosed on Schedule III.A.3 hereto, the Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, unincorporated business organization, association, trust or other business entity.

          4. The Company has delivered or made available to each Buyer complete and correct copies of the Certificate of Incorporation and the By-Laws of the Company as amended to the date of this Agreement. Except as set forth on
Schedule III.A.4 hereto, the Company has delivered or made available to Buyer true and complete copies of all minutes of the Board of Directors of the Company (the "Board of Directors") since September 1, 1997.

          5. Schedule III.A.5 hereto sets forth (a) all issuances and sales by the Company since December 31, 2001 of its capital stock, and other securities convertible, exercisable or exchangeable for capital stock of the Company, (b) the amount of such securities sold, including any underlying shares of capital stock, (c) the purchaser thereof, (d) the amount paid therefor, and (e) the material terms of all outstanding capital stock of the Company (other than the Common Stock).

          B. Organization; Reporting Company Status.

          1. Except as indicated on Schedule III.B.1, each of the Company and the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the state or jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions in which the



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failure to so qualify would  reasonably  be expected to have a material  adverse
effect  on  the  business,   properties,   prospects,  condition  (financial  or
otherwise) or results of operations of the Company and the Subsidiaries taken as a whole or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect").

          2. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock is listed and traded on the Nasdaq SmallCap Market ("Nasdaq") and except as indicated on Schedule III.B.2, the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such listing.

          C. Authority; Validity and Enforceability.

          1. For all purposes of this Agreement, the term "Documents" means (i) this Agreement, (ii) the Certificate of Designation, (iii) the Notes, (iv) the Security Agreement by and among the Company, the Buyer and certain other parties of even date herewith, a form of which is attached hereto as Exhibit C (the "Security Agreement") and (v) the Registration Rights Agreement by and between the Company and the Buyer of even date herewith, a form of which is attached hereto as Exhibit D (the "Registration Rights Agreement").

          2. The Company has the requisite corporate power and authority to file and perform its obligations under the Certificate of Designation, to enter into the Documents (as defined above), and to perform all of its obligations thereunder (including the issuance, sale and delivery to Buyer of the Notes) (with respect to the Initial Closing, the preceding shall be qualified insofar as the Company has not yet received shareholder approval to amend its Articles of Incorporation to increase the number of authorized shares of capital stock to be able to reserve a sufficient number of shares of Common Stock to be issued upon conversion of the Preferred Shares).

          3. The Company's execution, delivery and performance of the Documents, and the Company's consummation of the transactions contemplated thereby (including without limitation the filing of the Certificate of Designation with the Minnesota Secretary of State's office, the reservation for issuance and issuance of the Conversion Shares), have been duly authorized by all necessary action on the part of the Company (with respect to the Initial Closing, the preceding shall be qualified insofar as the Company has not yet received shareholder approval to amend its Articles of Incorporation to increase the number of authorized shares of capital stock to be able to reserve a sufficient number of shares of Common Stock to be issued upon conversion of the Preferred Shares).

          4. Each of the Documents (other than the Notes) has been duly and validly executed and delivered by the Company, the Certificate of Designation has been duly filed with the Minnesota Secretary of State's office, and each Document (other than the Notes) constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws (with respect to



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the Initial Closing, the preceding shall be qualified insofar as the Company has not yet received shareholder approval to amend its Articles of Incorporation to increase the number of authorized shares of capital stock to be able to reserve a sufficient number of shares of Common Stock to be issued upon conversion of the Preferred Shares).

          5. The Notes have been duly and validly authorized for issuance by the Company and each Note, when executed and delivered by the Company, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

          D. Validity of Issuance of the Securities.

          1. The Company has duly and validly authorized and reserved for issuance a sufficient number of Preferred Shares for issuance upon initial conversion of all Notes that may be issued hereunder. Such Preferred Shares, when issued by the Company upon conversion of the Notes, will be duly and validly issued, fully paid and nonassessable, not subject to any preemptive rights, rights of first refusal, tag-along rights, drag-along rights or other similar rights, will not subject the holder thereof to personal liability by reason of being such holder and will be free and clear of all pledges, liens, encumbrances and restrictions other than restrictions on transfer under applicable state and federal securities laws.

          2. On or prior to October 15, 2002, the Company will have duly and validly authorized and reserved for issuance a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Shares. Such Common Stock, when issued by the Company upon conversion of the Preferred Shares, will be duly and validly issued, fully paid and nonassessable, not subject to any preemptive rights, rights of first refusal, tag-along rights, drag-along rights or other similar rights, will not subject the holder thereof to personal liability by reason of being such holder and will be free and clear of all pledges, liens, encumbrances and restrictions other than restrictions on transfer under applicable state and federal securities laws.

          E. Commission Filings. The Company has properly and timely filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since February 1, 1998 (the "Commission Filings"). As of their respective dates,
(i) the Commission Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings, and (ii) none of the Commission Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company's financial statements included in the Commission Filings, as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except in the case of unaudited statements, as permitted by Form 10-Q under the


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Exchange Act) applied on a consistent  basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

          F. Non-Contravention. The execution and delivery by the Company of the Documents, the issuance of the Notes, and the consummation by the Company of the other transactions contemplated thereby, including, without limitation, the filing of the Certificate of Designation with the Minnesota Secretary of State's office, do not, and compliance with the provisions of this Agreement and other Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien (as defined below) upon any of the properties or assets of the Company or any of its Subsidiaries under, or result in the termination of, or require that any consent be obtained or any notice be given with respect to, (i) the Articles of Incorporation or By-Laws of the Company or the comparable charter or organizational documents of any of its Subsidiaries, (ii) except as indicated in
Schedule III.F, any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Company or any of its Subsidiaries or their respective properties or assets, or
(iii) other than the gaming regulatory approvals described on Schedule III.F, any Law (as defined below) applicable to the Company or any of its Subsidiaries or their respective properties or assets.

          G. Approvals. Except as set forth on Schedule III.G hereto, no authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for the issuance and sale of the Notes or the Conversion Shares to Buyer as contemplated by this Agreement and the other Documents, except such authorizations, approvals and consents as have been obtained by the Company prior to the date hereof.

          H. Absence of Certain Changes. Except as set forth on Schedule III.H hereto, since the Balance Sheet Date (as defined in Section III.K), there has not occurred any change, event or development in the business, financial condition, prospects or results of operations of the Company or any of the Subsidiaries, there has not existed any condition having or reasonably likely to have a Material Adverse Effect, and the Company and the Subsidiaries have conducted their respective businesses only in the ordinary course.

          I. Absence of Litigation. Except as set forth on Schedule III.I, there are (i) no suits, actions or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, (ii) no complaints, lawsuits, charges or other proceedings pending or, to the knowledge of the Company, threatened in any forum by or on behalf of any present or former employee of the Company or any of its Subsidiaries, any applicant for employment or classes of the foregoing alleging breach of any express or implied contract of employment, any applicable law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, and (iii) no judgments, decrees, injunctions or orders of any governmental entity or arbitrator outstanding against the Company or any Subsidiary.


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          J.  Absence  of Events  of  Default.  Except as set forth on  Schedule
III.J, no "Event of Default" (as defined in any agreement or instrument to which the Company is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing which could have a Material Adverse Effect on the Company.

          K. Financial Statements; No Undisclosed Liabilties. The Company has delivered to each Buyer true and complete copies of the (i) audited balance sheet of the Company and the Subsidiaries as at December 31, 2001, 2000 and 1999, respectively, and the related audited statements of income, changes in stockholders' equity and cash flows for the three fiscal years ended December 31, 2001, including the related notes and schedules thereto, (ii) unaudited balance sheets of the Company and the Subsidiaries and the statements of income, changes in stockholders' equity and cash flows for each fiscal quarter ended since December 31, 2001 and (iii) unaudited balance sheets of the Company and the Subsidiaries and the statements of income, changes in stockholders' equity and cash flows for the month ended July 31, 2002 and the seven month period then ended, including in each case the related notes and schedules, all certified by the chief financial officer of the Company (collectively, the "Financial Statements"), and all management letters, if any, from the Company's independent auditors relating to the dates and periods covered by the Financial Statements. The Financial Statements at and for the period ended July 31, 2002 are attached as Schedule III.K. Each of the Financial Statements is complete and correct in all material respects, has been prepared in accordance with GAAP (subject, in the case of the interim Financial Statements, to normal year end adjustments and the absence of footnotes), and fairly presents the financial position, results of operations and cash flows of the Company as at the dates and for the periods indicated. For purposes hereof, the audited balance sheet of the Company as at December 31, 2001 is hereinafter referred to as the "Balance Sheet" and December 31, 2001 is hereinafter referred to as the "Balance Sheet Date." The Company has no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due), which was not fully reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto or incurred in the ordinary course of business consistent with the Company's past practices since the Balance Sheet Date.

          L. Compliance with Laws; Permits. Each of the Company and its Subsidiaries is in compliance with all laws, rules, regulations, codes, ordinances and statutes (collectively, "Laws") applicable to it or to the conduct of its business except for such violations of Laws as would not, individually or in the aggregate, have a Material Adverse Effect. Schedule III.L lists all instances of noncompliance with Laws known to the Company, whether or not such noncompliance would have a Material Adverse Effect. Each of the Company and its Subsidiaries possesses all material permits, approvals, authorizations, licenses, certificates and consents from all public and governmental authorities which are necessary to conduct its business except for such permits, approval, authorizations, licenses, certificates and consents as would not, individually or in the aggregate, have a Material Adverse Effect. Set forth on Schedule III.L hereto is a list of each jurisdiction in which the Company holds a gaming license.

          M. Related Party Transactions. Except as set forth on Schedule III.M hereto, neither the Company nor any of its officers, directors or "Affiliates" (as such term is defined in Rule 12b-2 under the Exchange Act) nor any family



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member of any  officer,  director or  Affiliate  of the Company has borrowed any money from or has outstanding any indebtedness or other similar obligations to the Company or any of the Subsidiaries. Except as set forth on Schedule III.M hereto, neither the Company nor any of its officers, directors or Affiliates nor any family member of any officer, director or Affiliate of the Company (i) owns any direct or indirect interest constituting more than a 1% equity (or similar profit participation) interest in, or controls or is a director, officer, partner, member or employee of, or consultant to or lender to or borrower from, or has the right to participate in the profits of, any person or entity which is
(x) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company or any Subsidiary, (y) engaged in a business related to the business of the Company or any Subsidiary, or (z) a participant in any transaction to which the Company or any Subsidiary is a party or (ii) is a party to any contract, agreement, commitment or other arrangement with the Company or any Subsidiary.

          N. Insurance. Each of the Company and the Subsidiaries maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate and consistent with industry standards and the Company's historical claims experience, all of which policies are set forth on Schedule III.N hereto. Except as set forth on Schedule III.N hereto, none of the Company and the Subsidiaries has received notice from, and none of them has knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or any Subsidiary) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

          O. Securities Law Matters. Assuming the accuracy of the representations and warranties of the Buyer set forth in Article II hereof, the offer and sale by the Company of the Notes and the Conversion Shares is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the Commission thereunder as in effect on the date of this Agreement and (ii) the registration and/or qualification provisions of all applicable state securities and "blue sky" laws as in effect on the date of this Agreement. Other than pursuant to an effective registration statement under the Securities Act, the Company has not issued, offered or sold any Notes, Preferred Shares or shares of Common Stock (including for this purpose any securities of the same or a similar class as the Notes, Preferred Shares or Common Stock, or any securities convertible into or exchangeable or exercisable for Notes, Preferred Shares or Common Stock or any such other securities) since December 31, 2001, except as disclosed on Schedule III.O hereto, and the Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of Notes, Preferred Shares or shares of Common Stock or any securities convertible into or exchangeable or exercisable for Notes, Preferred Shares or Common Stock or any such other securities), which will make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Buyer of the Notes and the Conversion Shares as contemplated by this Agreement and the other Documents. No form of general solicitation or advertising has been used or authorized by the Company or any of its officers, directors or Affiliates in connection with the offer or sale of the Notes or the Conversion Shares.

          P. Environmental Matters. Except as set forth on Schedule III.P hereto:

          1. The Company, the Subsidiaries and their respective operations are in compliance with all applicable Environmental Laws and all permits (including terms, conditions, and limitations therein) issued pursuant to Environmental Laws or otherwise;

          2. Each of the Company and the Subsidiaries has all permits, licenses, waivers, exceptions, and exemptions required under all applicable Environmental Laws necessary to operate its business;

          3. None of the Company or the Subsidiaries is the subject of any outstanding written order of or agreement with any governmental authority or person respecting (i) Environmental Laws or permits, (ii) Remedial Action or
(iii) any Release or threatened Release of Hazardous Materials;

          4. None of the Company or the Subsidiaries has received any written communication alleging that it may be in violation of any Environmental Law or any permit issued pursuant to any Environmental Law, or may have any liability under any Environmental Law;

          5. None of the Company or the Subsidiaries has any liability, contingent or otherwise, in connection with any presence, treatment, storage, disposal or Release of any Hazardous Materials whether on property owned or operated by the Company or any Subsidiary or property of third parties, and none of the Company or the Subsidiaries has transported, or arranged for transportation of, any Hazardous Materials for treatment or disposal on any property;

          6. There are no investigations of the business, operations, or currently or previously owned, operated or leased property of the Company or any Subsidiary pending or threatened which could lead to the imposition of any case or liability pursuant to any Environmental Law;

          7. There is not located at any of the properties owned or operated by the Company or any Subsidiary any (A) underground storage tanks, (B) asbestos-containing material or (C) equipment containing polychlorinated biphenyls;

          8. Each of the Company and the Subsidiaries has provided to each Buyer all environmentally related assessments, audits, studies, reports, analyses, and results of investigations that have been performed with respect to the currently or previously owned, leased or operated properties or activities of the Company and such Subsidiaries;

          9. There are no liens arising under or pursuant to any Environmental Law on any real property owned, operated, or leased by the Company or any Subsidiary, and no action of any governmental authority has been taken or, to the knowledge of the Company, is in process of being taken which could subject any of such properties to such liens, and none of the Company or the Subsidiaries has been or is expected to be required to place any notice or restriction relating to the presence of Hazardous Material at any real property owned, operated, or leased by it in any deed to such property;

          10. Neither the Company nor any of the Subsidiaries owns, operates, or leases any hazardous waste generation, treatment, storage, or disposal facility, as such terms are used pursuant to the RCRA and related or analogous state, local, or foreign law. None of the properties owned, operated, or leased by the Company, any of the Subsidiaries or any predecessor thereof are now, or were in the past, used in any part as a dump, landfill, or disposal site, and neither the Company, any of the Subsidiaries nor any predecessor of any of them has filled any wetlands;

          11. The purchase that is the subject of this Agreement will not require any governmental approvals under Environmental Laws, including those that are triggered by sales or transfers of businesses or real property, including, as examples and without limitation, the New Jersey Industrial Site Recovery Act, N.J. Stat. 13:1K-7 et seq., and the Connecticut Transfer of Establishments Act, Conn. Gen. Stat.. 22a-134 et seq.;

          12. There is no currently existing requirement or requirement to be imposed in the future by any Environmental Law or Environmental Permit which could result in the incurrence of a cost that could be reasonably expected to have a Material Adverse Effect; and

          13. Each of the Company and each of the Subsidiaries has disclosed to Buyer all other acts or conditions that could result in any costs or liabilities under Environmental Laws.

         For purposes of this Section III.P

         "Environmental Law" means any foreign, federal, state or local statute, regulation, ordinance, or common law as now or hereafter in effect in any way relating to the protection of human health, safety or welfare, or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act ("RCRA"), the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide, and Rodenticide Act, and the Occupational Safety and Health Act, and the regulations promulgated pursuant to any of them.

         "Hazardous Material" means any substance that is listed, classified or regulated pursuant to any Environmental Law, including petroleum, gasoline, and any other petroleum product, by-product, fraction or derivative, asbestos or asbestos-containing material, lead-containing paint, water, or plumbing, polychlorinated biphenyls, radioactive materials and radon;

         "Release" means any placement, release, spill, filtration, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, migration, or leaching to, through, or under the indoor or outdoor environment, or into, through, under, or out of any property; and

         "Remedial Action" means any action to (x) clean up, remove, remediate, treat or in any other way address any Hazardous Material; (y) prevent or contain the Release of any Hazardous Material; or (z) perform studies and investigations or post-remedial monitoring and care in relation to (x) or (y) above.

          Q. Labor Matters. Neither the Company nor any of the Subsidiaries is party to any labor or collective bargaining agreement, and there are no labor or collective bargaining agreements which pertain to any employees of the Company or any Subsidiary. No employees of the Company or any of the Subsidiaries are represented by any labor organization and none of such employees has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. There is no organizing activity involving the Company or any Subsidiary pending or to the Company's knowledge, threatened by any labor organization or group of employees of the Company or any of the Subsidiaries. There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any of the Subsidiaries. There are no unfair labor practice charges, grievances or complaints pending or, to the knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company or any of the Subsidiaries.

          R. ERISA Matters. All Plans maintained by the Company or any of its Subsidiaries and ERISA Affiliates are listed in Schedule III.R and copies of all documentation relating to such Plans (including, but not limited to, copies of written Plans, written descriptions of oral Plans, summary plan descriptions, trust agreements, the three most recent annual returns, employee communications and IRS determination letters) have been delivered to or made available for review by the Buyer. Except as indicated in Schedule III.R, each Plan has at all times been maintained and administered in all material respects in accordance with its terms and the requirements of applicable law, including ERISA and the Code, and each Plan intended to qualify under section 401(a) of the Code has at all times since its adoption been so qualified, and each trust which forms a part of any such plan has at all times since its adoption been tax-exempt under section 501(a) of the Code. The Company and each of its Subsidiaries and ERISA Affiliates are in compliance in all material respects with all provisions of ERISA applicable to it. No Reportable Event has occurred, been waived or exists as to which the Company or any of its Subsidiaries and ERISA Affiliates was required to file a report with the PBGC, and the present value of all liabilities under each Pension Plan (based on those assumptions used to fund such Plans) listed in Schedule III.R did not, as of the most recent annual valuation date applicable thereto, exceed the value of the assets of such Pension Plan. None of the Company, its Subsidiaries and ERISA Affiliates has incurred, or reasonably expects to incur, any Withdrawal Liability with respect to any Multi-employer Plan that could result in a Material Adverse Effect. None of the Company, its Subsidiaries and ERISA Affiliates has received any notification that any Multi-employer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multi-employer Plan is reasonably expected to be in reorganization or termination where such reorganization or termination has resulted or could reasonably be expected to result in increases to the contributions required to be made to such Plan or otherwise. No direct, contingent or secondary liability has been incurred or is expected to be incurred by the Company or any of its Subsidiaries under Title IV of ERISA to any party with respect to any Plan, or with respect to any other Plan presently or heretofore maintained or contributed to by any ERISA Affiliate. Neither the Company nor any of its Subsidiaries and ERISA Affiliates has incurred any liability for any tax imposed under sections 4971 through 4980B of the Code or civil liability under section 502(i) or (l) of ERISA. No suit, action or other litigation or any other claim which could reasonably be expected to result in a material liability or expense to the Company or any of its Subsidiaries or ERISA Affiliates (excluding claims for benefits incurred in the ordinary course of plan activities) has been brought or, to the knowledge of the Company, threatened against or with respect to any Plan and there are no facts or circumstances known to the Company or any of its Subsidiaries or ERISA Affiliates that could reasonably be expected to give rise to any such suit, action or other litigation. All contributions to Plans that were required to be made under such Plans have been made, and all benefits accrued under any unfunded Plan have been paid, accrued or otherwise adequately reserved in accordance with GAAP, all of which accruals under unfunded Plans are as disclosed in Schedule III.R, and the Company, its Subsidiaries and ERISA Affiliates have each performed all material obligations required to be performed under all Plans. The execution, delivery and performance of this Agreement and the other Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offer, issue and sale by the Company, and the purchase by the Buyer, of the Notes, the Preferred Shares and the Conversion Shares) will not involve any "prohibited transaction" within the meaning of ERISA or the Code with respect to any Plan.

         As used in this Agreement:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "ERISA" means the Employee Retirement Income Security Act of 1974, or any successor statute, together with the regulations thereunder, as the same may be amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that was, is or hereafter may become, a member of a group of which the Company is a member and which is treated as a single employer under section 414 of the Code.

         "Multi-employer Plan" means a multi-employer plan as defined in section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Pension  Plan"  means any pension  plan  (other than a  Multi-employer
Plan) subject to the provision of Title IV of ERISA or section 412 of the Code that is maintained for employees of the Company or any of its Subsidiaries, or any ERISA Affiliate.

         "Plan" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, or whether for the benefit of a single individual or more than one individual including, but not limited to, any "employee benefit plan" within the meaning of section 3(3) of ERISA, including any Pension Plan.

         "Reportable Event" means any reportable event as defined in section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan.

         "Withdrawal Liability" means liability to a Multi-employer Plan as a result of a complete or partial withdrawal from such Multi-employer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          S. Tax Matters.

          1. Except as indicated on Schedule III.S, the Company has filed all Tax Returns which it is required to file under applicable Laws; all such Tax Returns are true and accurate in all material respects and have been prepared in compliance with all applicable Laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since the Balance Sheet Date, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

          2. No claim has been made by a Taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by such jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local Taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local Taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to section 481(a) of the Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its Subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

          3. The Company has not made an election under section 341(f) of the Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. Section 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor,
(C) by contract or indemnity or (D) otherwise. The Company is not a party to any Tax sharing agreement. The Company has not made any payments, is not obligated to make payments and is not a party to an agreement that could obligate it to make any payments that would not be deductible under section 280G of the Code.

         For purposes of this Section III.S:

         "IRS" means the United States Internal Revenue Service.

         "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

         "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

          T. Property. Except as set forth on Schedule III.T, each of the Company and the Subsidiaries has good and marketable title to all of its assets and properties material to the conduct of its business, free and clear of any liens, pledges, security interests, claims, encumbrances or other restrictions of any kind (collectively, "Liens"). With respect to any assets or properties it leases, each of the Company and its Subsidiaries holds a valid and subsisting leasehold interest therein, free and clear of any Liens, is in compliance, in all material respects, with the terms of the applicable lease, and enjoys peaceful and undisturbed possession under such lease. All of the assets and properties of the Company and any of its Subsidiaries that are material to the conduct of business as presently conducted or as proposed to be conducted by it are in good operating condition and repair. Except as reserved for, the inventory of the Company and its Subsidiaries is in good and marketable condition, does not include any material quantity of items which are obsolete, damaged or slow moving, and is salable (or may be leased) in the normal course of business as currently conducted by it.

          U. Intellectual Property. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and currently proposed to be conducted including, but not limited to, those described on Schedule III.U hereto. Except as set forth on Schedule III.U, the Company has all right, title and interest in all of the Intangibles, free and clear of any and all Liens. The Company is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed on Schedule III.U hereto, (i) no claims have been asserted by any individual, partnership, corporation, unincorporated organization or association, limited liability company, trust or other entity (collectively, a "Person") contesting the validity, enforceability, use or ownership of any Intangibles, and the Company has no knowledge of any basis for such claim, and
(ii) neither the Company nor the Subsidiaries has any knowledge of infringement or misappropriation of the Intangibles by any third party. Each employee and officer of the Company has executed a proprietary information and inventions agreement substantially in the form or forms which have been delivered or made available to the Buyer. The Company is not aware that any of its employees or officers is in violation thereof. Each consultant and vendor to the Company with access to confidential information of the Company is a party to a written agreement under which, among other things, such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company is not aware that any of its consultants or vendors is in violation thereof.

          V. Contracts. Except as indicated on Schedule III.V, all contracts, agreements, notes, instruments, franchises, leases, licenses, commitments, arrangements or understandings, written or oral (collectively, "Contracts") which are material to the business and operations of the Company and the Subsidiaries are in full force and effect and constitute legal, valid and binding obligations of the Company and the Subsidiaries and, to the Company's knowledge, the other parties thereto; the Company and the Subsidiaries and, to the Company' knowledge, each other party thereto, have performed in all material respects all obligations required to be performed by them under the Contracts, and no material violation or default exists in respect thereof, nor any event that with notice or lapse of time, or both, would constitute a default thereof, on the part of the Company and the Subsidiaries or, to the Company's knowledge, any other party thereto; none of the Contracts is currently being renegotiated; and the validity, effectiveness and continuation of all Contracts will not be materially adversely affected by the transactions contemplated by this Agreement.

          W. Registration Rights. Except as set forth on Schedule III.W, no Person has, and as of the relevant Closing (as defined below), no Person shall have, demand, "piggy-back" or other rights to cause the Company to file any registration statement under the Securities Act, relating to any of its securities or to participate in any such registration statement.

          X. Interest; Dividends. The timely payment of interest on the Notes as specified therein and dividends on the Preferred Shares as specified in the Certificate of Designation is not prohibited by the Certificate of Incorporation or By-Laws of the Company or any agreement, contract, document or other undertaking to which the Company or any of the Subsidiaries is a party.

          Y. Investment Company Act. Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is the Company nor any of the Subsidiaries directly or indirectly controlled by or acting on behalf of any Person which is an "investment company" within the meaning of the Investment Company Act.

          Z. Business Plan. Any business information of the Company previously submitted to any Buyer in any form, including the projections contained therein, was prepared by the senior management of the Company in good faith and is based on assumptions that the Company believes are reasonable. The Company is not aware of any fact or condition that could reasonably be expected to result in the Company not achieving the results described in such business plan.

          AA. Internal Controls and Procedures. The Company maintains accurate books and records and internal accounting controls that provide reasonable assurance that (i) all transactions to which the Company or each of the Subsidiaries is a party or by which its properties are bound are executed with management's authorization; (ii) the reported accountability of the Company's and the Subsidiaries' assets is compared with existing assets at regular intervals; (iii) access to the Company's and the Subsidiaries' assets is permitted only in accordance with management's authorization; and (iv) all transactions to which any of the Company and the Subsidiaries is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP.

          BB. Payments and Contributions. Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers or, to their respective knowledge, other employees has (i) used any company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of company funds to any foreign or domestic government official or employee, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

          CC. Finder's Fees. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or any Buyer for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold each Buyer harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or be determined to be payable in connection with the transactions contemplated by this Agreement as a result of any act or omission of the Company.

          DD. Accounts Payable. Attached to Schedule III.DD is a complete and accurate listing, as of the most recent practicable date, of all of the Company's and Subsidiaries' accounts payable.

          EE. GET Merger. The Company's proposed acquisition of GET USA, Inc. pursuant to an Agreement and Plan of Merger by and among GET USA, Inc., the Company and Innovative Gaming Technology Corp., dated February 15, 2002, has been terminated.

          FF. Disclosure

          1. Except as set forth in Schedule III.FF, there is no fact known to the Company (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in writing to Buyer that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to the Documents.

          2. No representation or warranty of the Company contained in this Agreement or any of the other Documents, any schedule, annex or exhibit hereto or thereto or any agreement, instrument or certificate furnished by the Company to any Buyer pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

                                   ARTICLE IV

                      CERTAIN COVENANTS AND ACKNOWLEDGMENTS

          A. Restrictive Legend. The Buyer acknowledges and agrees that, upon issuance pursuant to this Agreement, the Conversion Shares shall have endorsed thereon legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Conversion Shares until such legend has been removed):

           THE OFFER AND SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE. THE SHARES HAVE
           BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH TRANSACTION UNDER THE SECURITIES ACT OF 1933 OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION (IF THIS CORPORATION SO REQUESTS), AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES LAWS.

           THE ARTICLES OF INCORPORATION OF THE CORPORATION IMPOSE CERTAIN RESTRICTIONS ON THE OWNERSHIP OF FIVE PERCENT OR MORE OF THE CAPITAL STOCK OF THE CORPORATION AND EMPOWER THE BOARD OF DIRECTORS TO REDEEM CAPITAL STOCK UNDER CERTAIN CIRCUMSTANCES.

           THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE ARTICLES OF INCORPORATION AND A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

           THESE SECURITIES ARE SUBJECT TO THE MISSISSIPPI GAMING CONTROL ACT AND THE REGULATIONS OF THE MISSISSIPPI GAMING COMMISSION.

           THESE SECURITIES ARE SUBJECT TO THE NEVADA GAMING CONTROL ACT AND THE REGULATIONS OF THE NEVADA GAMING COMMISSION.

          B. Filings. The Company shall timely make all necessary Commission Filings and "blue sky" filings required to be made by the Company in connection with the sale of the Notes to the Buyer as required by all applicable Laws, and shall provide a copy thereof to the Buyer promptly after such filing.

          C. Reporting Status. So long as the Buyer beneficially owns any of the Notes or Conversion Shares, the Company shall use its best efforts to timely file all reports required to be filed by it with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act.

          D. Listing. Except to the extent the Company lists its Common Stock on the Nasdaq National Market or the New York Stock Exchange, the Company shall use its best efforts to maintain its listing of the Common Stock on Nasdaq, including, if applicable, seeking shareholder approval of the transactions contemplated by this Agreement at the special shareholder's meeting to be held as provided in Section IV.E; provided that the Company's sale of Notes pursuant to this Agreement shall not be deemed to be a violation of this Section IV.D. If the Common Stock is delisted from Nasdaq, the Company will use its best efforts to list the Common Stock on the most liquid national securities exchange or quotation system that the Common Stock is qualified to be listed on.

          E. Covenant Regarding Shareholder Approval. The Company will call a special meeting of shareholders to be held on or before October 15, 2002 and seek shareholder support at such meeting for (i) a resolution which would amend the Company's Articles of Incorporation to increase the number of shares authorized thereunder to such number as shall be sufficient to enable the Company to reserve a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Shares and (ii) a resolution to ratify and approve the transactions contemplated hereby. To the extent that the Buyer is a holder of capital stock of the Company entitled to vote at the special meeting, then the Buyer agrees to vote for approval of the matters specified in the preceding sentence at that meeting.

          F. Covenants Regarding Conversion Shares. The Company at all times from and after the date hereof shall have a sufficient number of Preferred Shares duly and validly authorized and reserved for issuance to satisfy the conversion in full of the Notes and the Company's obligations with respect to the Preferred Shares. The Company at all times from and after the date of shareholder approval referenced in Section IV.G shall have a sufficient number of shares of Common Stock duly and validly authorized and reserved for issuance to satisfy the conversion in full of the Preferred Shares. The Company understands and acknowledges the potentially dilutive effect on the Company's currently outstanding capital stock of the issuance of the Preferred Shares and the Conversion Shares. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes and the Preferred Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under



P
the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of the Notes and the Preferred Shares. The Company agrees, without cost or expense to the Buyer, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

          G. Covenant Regarding Issuance of Additional Securities and Other Borrowing. Except for "Excluded Issuances" (as defined below), from the Initial Closing Date until such time as 75% of all Notes issued in the Private Placement have been either (a) repaid in full or (b) converted into Common Stock (by means of conversion into Preferred Shares and thereafter into shares of Common Stock) (the date on which this occurs is hereafter referred to as the "Covenant Termination Date"), the Company will not issue any other equity securities or securities exchangeable for, exercisable for or convertible into equity securities of the Company, or borrow money (other than (i) borrowings in the ordinary course of business under the existing relationships with New Horizon Capital and/or PDS Gaming Corporation and (ii) additional borrowings not to exceed $500,000 in the aggregate at any given time) unless the Company has obtained the written consent of the holders of 75% of the Preferred Shares that are (x) issued and outstanding as of the relevant date and (y) issuable as of the relevant date with respect to then outstanding Notes issued in the Private Placement (assuming conversion into Preferred Shares of all then outstanding principal under all then outstanding Notes) (the "Required Buyer Consent") (which Required Buyer Consent shall be separate from any consent that may be required by the Certificate of Designation).

         Notwithstanding anything to the contrary in this Section IV.G, the Company shall not be required to obtain the Required Buyer Consent prior to borrowing money or issuing any equity securities or securities exchangeable for, exercisable for or convertible into equity securities of the Company if the Company's Board unanimously determines in good faith, following consultation with outside counsel for the Company, that either (i) any delay in acquiring the Required Buyer Consent or (ii) abiding by the withholding of the Required Buyer Consent could constitute a breach of its fiduciary duties to the Company's shareholders under applicable law; provided, however, that in such case the Company shall offer the Buyer the opportunity to purchase the Buyer's pro rata portion of any such borrowing or issuance of equity securities or securities exchangeable for, exercisable for or convertible into equity securities of the Company on the following terms and conditions. Promptly after the Company's Board shall have made the determination provided in the preceding sentence, the Company shall provide Buyer with a notice (the "First Offer Notice") stating (A) its bona fide intention to take action pursuant to this paragraph of this
Section IV.G, (B) the total amount of borrowing to be sought or total number of securities to be offered, (C) the Buyer's "pro rata share" of such borrowing or securities and (D) the price and terms upon which the Company proposes to seek such loans or offer such securities. The Buyer shall have a period of 15 days from the effective date of the First Offer Notice to elect to provide or purchase, at the price and on the terms specified in the First Offer Notice, up to the Buyer's pro rata share of such borrowings or securities. If the Buyer elects to provide or purchase the Buyer's pro rata share, then the Buyer shall have a right of over-allotment such that if any other party with a similar right fails to provide or purchase such party's pro rata share, the parties who have elected to do so may provide or purchase, on a pro rata basis (taking into account only the rights of parties who did so elect), that portion of the proposed borrowing or securities which any other party had the right to provide or purchase but elected not to provide or purchase. If all the borrowing or securities referred to in the First Offer Notice which parties to agreements with the Company are entitled to provide or purchase are not elected to be provided or purchased, the Company may, during the 60-day period following the expiration of the 15-day period provided above, obtain the remaining portion of such borrowing or sell the remaining unsubscribed portion of such securities to any person or persons at a price not less than, and upon terms no more favorable to the lender or purchaser than, those specified in the First Offer Notice. If the Company does not obtain all borrowings or sell all such securities within such 60-day period, the right provided hereunder shall be deemed to be revived and such borrowings or securities shall not be offered unless first reoffered pursuant to this paragraph of this Section IV.G. For purposes of this paragraph, the Buyer's "pro rata portion" shall be equal to (x) the principal amount of Notes purchased by the Buyer through the date of determination divided by (y) the aggregate principal amount of Notes sold through the date of determination in the Private Placement.

         For purposes of this Section IV.G, the term "Excluded  Issuances" means
(i) the issuance of Conversion Shares on conversion of the Notes, (ii) the issuance of Conversion Shares on conversion of the Preferred Shares, (iii) the issuance of up to 17,367,652 shares of Common Stock (appropriately adjusted for any subdivision, split, combination or reverse split with respect to the Common Stock or declaration of any dividend payable in Common Stock) upon the exercise of options and warrants outstanding on the date hereof, (iv) the grant of options to purchase up to 56,690,722 shares of Common Stock (appropriately adjusted for any subdivision, split, combination or reverse split with respect to the Common Stock or declaration of any dividend payable in Common Stock) under the Company's 2002 stock option plan and the issuance of shares of Common Stock on the exercise of such options, (v) the issuance of: (A) 1,428,571 shares of Common Stock upon the conversion of the shares of Series E Convertible
Preferred Stock outstanding as of the date of this Agreement, (B) 9,523,810 shares of Common Stock upon the conversion of the shares of Series F Convertible Preferred Stock outstanding as of the date of this Agreement, (C) 13,540,000 shares of Common Stock upon the conversion of the shares of Series K Convertible Preferred Stock outstanding as of the date of this Agreement and (D) 4,062,500 shares of Common Stock upon the conversion of convertible debt securities outstanding as of the date of this Agreement and (vi) the issuance, to the holders of shares of the Company's Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series K Convertible Preferred Stock outstanding as of the date of this Agreement, of shares of Common Stock in lieu of the payment of cash dividends that have become due and payable (it being acknowledged and agreed that this clause (vi) has been deliberately omitted from the definition of Excluded Issuances under the Certificate of Designation).

          H. Reverse Split. The Company shall effectuate a reverse split of its Common Stock on a not less than one-for-ten basis, on or before September 15, 2002.

          I. Release of Security Interest. On or before January 30, 2003, the Company shall pay off all indebtedness then owed to Crown Bank pursuant to that certain Promissory Note in favor of Crown Bank, dated February 15, 2002 (the "Crown Note"), as amended, obtain a release of any security interest or lien in favor of Crown Bank, and furnish to Buyer evidence of the foregoing promptly after the date on which it is obtained (and in any event before January 30, 2003).

          J. Exemption from Investment Company Act. The Company shall conduct its business, and shall cause the Subsidiaries to conduct their businesses, in such a manner that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of the Investment Company Act.

          K. Accounting and Reserves. The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions, all in accordance with GAAP applied on a consistent basis through all periods, and shall set aside on such books for each fiscal year all such proper reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

          L. Transactions with Affiliates. Neither the Company nor any of its Subsidiaries shall, directly or indirectly, enter into any transaction or agreement with any stockholder, officer director or Affiliate of the Company or family member of any officer, director or Affiliate of the Company, unless the transaction or agreement is (i) reviewed and approved by a majority of Disinterested Directors (as defined below) and (ii) on terms no less favorable to the Company or the applicable Subsidiary than those obtainable from a non-affiliated person. A "Disinterested Director" shall mean a director of the Company who is not and has not been an officer or employee of the Company and who is not a member of the family of, controlled by or under common control with, any such officer or employee.

          M. Certain Restrictions.

          1. For so long as any principal or interest under any Note remains unpaid, unless any Preferred Shares have been issued pursuant to this Agreement, the Company shall not without obtaining the prior written consent of the holders of 75% of the issued and outstanding principal amount of the Notes (i) amend the terms and conditions of the Series A-1 5.5% Convertible Preferred Stock as set forth in the Certificate of Designation, (ii) take any action that would require the approval of the holders of the Preferred Shares under the Certificate of Designation, (iii) declare, pay or set aside for payment any dividends or declare or make any other distribution upon Junior Securities (as defined in the Certificate of Designation), (iv) directly or indirectly redeem, purchase or otherwise acquire any Junior Securities (other than a redemption, purchase or other acquisition of shares of Common Stock approved in good faith by the Company's Board of Directors in advance of such redemption, purchase or other acquisition for purposes of an employee incentive or benefit plan (including a stock option plan) of the Corporation or any subsidiary) or (v) directly or indirectly pay any moneys to or make any moneys available for a sinking fund for the redemption of any Junior Securities.

          2. For so long as at least 25% of the principal and accrued but unpaid interest under the Notes remains unpaid or at least 25% of the Preferred Shares remain outstanding, the Company shall not, without obtaining the Required Buyer Consent, issue any Preferred Shares other than upon conversion of the Notes.

          3. Until the Covenant Termination Date, if any amount due under any Note remains unpaid, the Company will not, without obtaining the Required Buyer Consent, take any action with respect to the matters described in Article 8 of the Certificate of Designation (which Required Buyer Consent shall be separate from any consent that may be required by the Certificate of Designation).

          N. Approvals. The Company shall use its best efforts to obtain, in a timely fashion, any authorization, approval or consent of any court or public or governmental authority that is required to be obtained by the Company for the consummation of any of the transactions contemplated by any of the Documents.

          O. Use of Proceeds. Unless the Company shall have obtained a Required Buyer Consent to do otherwise, the Company shall use the net proceeds from the sale of the Notes (excluding amounts paid by the Company for the Buyer's out-of-pocket costs and expenses, whether or not accounted for or incurred, in connection with the transactions contemplated by this Agreement (including the fees and disbursements of legal counsel for the Buyer and any other buyers in the Private Placement)) solely as set forth on Exhibit E.

          P. Option Plans. Unless the Company shall have obtained a Required Buyer Consent to do otherwise, the Company will not issue any options under its 1992, 1998 or Director's stock option plans.

                                   ARTICLE V

                           TRANSFER AGENT INSTRUCTIONS

         The Company undertakes and agrees that no instruction, other than the instructions referred to in this Article V, instructions regarding the reservation and issuance of the Conversion Shares pursuant to the connections contemplated by this Agreement and customary stop-transfer instructions prior to the registration and sale of the Common Stock pursuant to an effective Securities Act registration statement, shall be given to its transfer agent for the Conversion Shares. The Conversion Shares shall otherwise be freely transferable on the Company's books and records as and to the extent provided in this Agreement and applicable law. Nothing contained in this Article V shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of such Conversion Shares. If, at any time, the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of the resale by the Buyer of such Conversion Shares is not required under the Securities Act and that the removal of restrictive legends is permitted under applicable law, the Company shall permit the transfer of such Conversion Shares and promptly instruct the Company's transfer agent to issue one or more certificates for such Conversion Shares without any restrictive legends endorsed thereon.

                                   ARTICLE VI

                              DELIVERY INSTRUCTIONS

         The Company shall deliver the Notes to the Buyer pursuant to Article I hereof, on a delivery-against-payment basis on the relevant Closing Date.

                                  ARTICLE VII

                                 CLOSING DATES

          A. The issuance and sale of the Notes provided for in Section I.A (the "Initial Closing") shall be at such date as shall be mutually agreed upon by the parties, but in no event later than August 23, 2002 (the "Initial Closing Date").

          B. The issuance and sale of the Notes provided for in Section I.B (the "Second Closing") shall be at such date as shall be mutually agreed upon by the parties, but in no event later than October 30, 2002 (or such later date that is 15 days following the date of the special shareholders meeting referred to in
Section IV.E) as the (the "Second Closing Date").

          C. The issuance and sale of the Notes provided for in Section I.C (the "Final Closing") shall be at such date as shall be mutually agreed upon by the parties, but in no event later than January 30, 2003 (the "Final Closing Date"). (Each of the Initial Closing Date, the Second Closing Date and the Final Closing Date a "Closing Date.")

          D. The issuance and sale of the Notes shall occur on each Closing Date at the offices of Maslon Edelman Borman & Brand, LLP.

                                  ARTICLE VIII

                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

         The Buyer agrees and understands that the Company's obligation to sell the Notes on each Closing Date to the Buyer pursuant to this Agreement is conditioned upon:

          A. Delivery by the Buyer of the Purchase Price for the Notes the Buyer is purchasing on such Closing Date;

          B. The accuracy in all material respects on the relevant Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the relevant Closing Date (except for representations and warranties which by their express terms speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date), and the Buyer's performance in all material respects on or before the relevant Closing Date of all covenants and agreements of the Buyer required to be performed by it pursuant to this Agreement on or before the relevant Closing Date; and

          C. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

                                   ARTICLE IX

              CONDITIONS TO BUYER'S OBLIGATIONS AT INITIAL CLOSING

         The Company agrees and understands that the Buyer's obligation to purchase Notes at the Initial Closing pursuant to this Agreement is conditioned upon:

          A. The satisfactory completion, in the Buyer's absolute and sole discretion, of a due-diligence investigation of the Company, including financial and legal due diligence and current client interests;

          B. The absence of any event, development or condition that has or is reasonably likely to have a Material Adverse Effect on the Company;

          C. The execution and delivery to the Company by all persons holding shares of the Company's Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series K Convertible Preferred Stock (the
"Convertible Preferred Stock"), and by GET USA, Inc. and Cornell Bank with respect to any securities convertible into shares of Common Stock (the "Convertible Debt," and together with the Convertible Preferred Stock the "Convertible Securities"), of agreements providing for the conversion of such Convertible Securities into shares of Common Stock at a per-share price of not less than Thirty Cents ($0.30) before giving effect to any discount on conversion required by the applicable certificate of designation or other instrument for each respective series of Convertible Securities;

          D.  The  Company  shall  have  entered  into  incentive   compensation
arrangements with its senior management that are approved by the Buyer, the terms of which are indicated on Exhibit F;


          E.  The  Company  shall  have  executed  and  delivered  the  Security
Agreement;

          F. The Company shall have executed and delivered the Registration Rights Agreement;

          G. The delivery by the Company to the Buyer of evidence of the Company's efforts with respect to the covenants contained in Section IV.H and IV.I that is satisfactory to the Buyer in Buyer's sole discretion.

          H. The delivery by the Company to the Buyer of evidence that the Certificate of Designation has been filed and is effective;

          I. Since the date of this Agreement, the Company shall not have entered into any new financing arrangements or commitments (in whatever form) without the prior written consent of the Buyer;

          J. The Company shall have entered into a consulting agreement with Edward Harris upon terms and conditions satisfactory to the Buyer and the Company;

          K. The extension of the maturity date of the Crown Note to January 30, 2003;

          L. The accuracy in all material respects on the Initial Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Initial Closing Date (except for representations and warranties which by their express terms speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date), and the Company's performance in all material respects on or before the Initial Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the Initial Closing Date;

          M. Except as set forth on Schedule III.G and except for the shareholder approval contemplated by Section IV.E, the Company shall have obtained all consents, approvals or waivers from governmental authorities and third persons necessary for the execution, delivery and performance of this Agreement and the other Documents and the transactions contemplated hereby and thereby, all without material cost to the Company;

          N. The Buyer shall have received such additional documents and certificates (including, without limitation, officers' certificates certifying as to the satisfaction of the conditions contained in this Article IX that are within the Company's control) as Buyer or Buyer's legal counsel may reasonably request and as are customary to effect a closing of transactions similar to those contemplated by this Agreement; and

          O. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining, or otherwise prohibiting any of the transactions contemplated by this Agreement.

                                   ARTICLE X

         CONDITIONS TO BUYER'S OBLIGATIONS AT SECOND AND FINAL CLOSINGS

         The Company agrees and understands that the Buyer's obligation to purchase Notes at either of the Second Closing or the Final Closing pursuant to this Agreement is conditioned upon:

          A. The Buyer's election, in the Buyer's absolute and sole discretion, to purchase Notes at such Closing;

          B. The release, on or prior to the Second Closing Date, of any and all security interests against the Company other than the security interests (i) held by Crown Bank, New Horizon Capital and PDS Gaming Corporation and (ii) created by the Security Agreement;

          C. The absence of any event, development or condition that has or is reasonably likely to have a Material Adverse Effect on the Company;

          D. The delivery by the Company to the Buyer of evidence that the Certificate of Designation is still effective;

          E. The accuracy in all material respects on the relevant Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the relevant Closing Date (except for representations and warranties which by their express terms speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date), and the Company's performance in all material respects on or before the relevant Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the relevant Closing Date;

          F. Except as set forth on Schedule III.G, the Company shall have obtained all consents, approvals or waivers from governmental authorities and third persons necessary for the execution, delivery and performance of this Agreement and the other Documents and the transactions contemplated hereby and thereby, all without material cost to the Company;

          G. The Buyer shall have received such additional documents and certificates (including, without limitation, officers' certificates certifying as to the satisfaction of the conditions contained in this Article X that are within the Company's control) as the Buyer or the Buyer's legal counsel may reasonably request and as are customary to effect a closing of transactions similar to those contemplated by this Agreement; and

          H. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining, or otherwise prohibiting any of the transactions contemplated by this Agreement.

                                   ARTICLE XI

                                   TERMINATION

          A. Termination by Mutual Written Consent. This Agreement may be terminated and any of the transactions contemplated hereby may be abandoned for any reason and at any time prior to the Initial Closing Date by the mutual written consent of the Company and the Buyer.

          B. Termination by the Buyer. This Agreement may be terminated and any transactions contemplated hereby may be abandoned by the Buyer at any time prior to the Initial Closing Date, if (i) the Company shall have failed to comply with any of its covenants or agreements contained in this Agreement, (ii) there shall have been a breach by the Company of any representation or warranty made by it in this Agreement, or (iii) there shall have occurred any event or development, or there shall be in existence any condition having, or reasonably likely to have, a Material Adverse Effect. In addition, the Buyer may terminate this Agreement if the conditions provided in Article IX hereof are not satisfied on the Initial Closing Date.

          C. Termination by the Company. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Company at any time prior to the Initial Closing Date, if (i) the Buyer shall have failed to comply with any of the Buyer's covenants or agreements contained in this Agreement, or
(ii) there shall have been a breach by the Buyer of any representation or warranty made by the Buyer in this Agreement. In addition, the Company may terminate this Agreement if the conditions provided in Article VIII hereof are not satisfied on the Initial Closing Date.

          D. Effect of Termination. If this Agreement is terminated pursuant to this Article XI, this Agreement shall thereafter become void and have no effect, and neither party hereto shall have any liability or obligation to the other party hereto in respect of this Agreement except that the provisions of Articles

XII, XIII, XIV and XV, this Section XI.D and Sections XVI.D and XVI.F shall survive any such termination; provided, however, that neither party shall be released from any liability hereunder if this Agreement is terminated and the transactions contemplated hereby abandoned by reason of (i) willful failure of such party to perform its obligations hereunder, or (ii) any misrepresentation made by such party of any matter set forth herein.

                                  ARTICLE XII

                            SURVIVAL; INDEMNIFICATION

          A. The representations, warranties and covenants made by the Buyer and the Company in this Agreement, the schedules and exhibits hereto, and in each instrument, agreement, and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing Date and the consummation of the transactions contemplated hereby (except for those representations and warranties made as of a specific date).

          B. The Company hereby agrees to indemnify and hold harmless the Buyer, the Buyer's affiliates, and their respective officers, directors, employees, shareholders, partners and members (collectively, the "Buyer Indemnitees"), for, from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (other than unrealized losses on the Notes, the Preferred Shares or the Conversion Shares) (collectively, the "Losses"), and agrees to reimburse Buyer Indemnitees for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by Buyer Indemnitees and to the extent arising out of or in connection with:

          1. any misrepresentation, omission of fact, or breach of any of the Company's representations or warranties contained in any of the Documents, or the schedules or exhibits thereto, or the Company's representations and warranties contained in any instrument, agreement or certificate entered into or delivered by the Company pursuant to any of the Documents; or

          2. the issuance of the Notes, or the conversion of the Notes or the Preferred Shares or issuance of any Conversion Shares.

          C. The Buyer hereby agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), for, from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies, and agrees to reimburse the Company Indemnitees for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Buyer's representations or warranties contained in any of the Documents, or the annexes, schedules or exhibits thereto, or any instrument, agreement or certificate entered into or delivered by the Buyer pursuant to any of the Documents.

          D. Promptly after receipt by either party hereto seeking indemnification pursuant to this Article XII (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each a "Claim"), the Indemnified Party shall notify the party against whom indemnification pursuant to this Article XII is being sought (the "Indemnifying Party") of the commencement thereof within 15 days of commencement; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (1) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs, and expenses; (2) the Indemnified Party shall reasonably have concluded on the basis of advice of counsel that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or different from those available to the Indemnifying Party; or (3) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (1), (2) or (3) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

                                  ARTICLE XIII

                                  GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, without regard to the conflicts-of-law principles of such state.

                                  ARTICLE XIV

                           SUBMISSION TO JURISDICTION

         Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of Minneapolis or the state courts of the State of Minnesota sitting in the City of Minneapolis in connection with any dispute arising under the Documents. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by certified or registered airmail at its address specified in Article XVI.E. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                                   ARTICLE XV

                              WAIVER OF JURY TRIAL

         TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND/OR ANY OF THE DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND SUCH OTHER DOCUMENTS. EACH PARTY HERETO
(1) CERTIFIES THAT NEITHER OF THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (2) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                                  ARTICLE XVI

                                  MISCELLANEOUS

          A. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all which counterparts when so executed shall together constitute one and the same instrument. A facsimile or digital transmission of this signed Agreement shall be legal and binding on all parties hereto.

          B. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          C. In the event any one or more of the provisions contained in any of the Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          D. This Agreement and the other Documents constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the parties. No amendment, supplement, modification, or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in writing. Failure of a party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          E. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall (1) be in writing and shall be delivered personally, by certified mail (postage prepaid), by a nationally recognized overnight courier service, or by electronic mail or facsimile transmission, and (2) and shall be deemed given when so delivered personally, if mailed, three (3) days after the date of deposit in the United States mails, when delivered by overnight courier service, or, if transmitted electronically or by facsimile, upon receipt of electronic confirmation of transmission, as follows:

           If to the Company:          Innovative Gaming Corporation of America
                                       Attention: Loren A. Piel, General Counsel
                                       333 Orville Wright Court
                                       Las Vegas, Nevada  89119
                                       Tel: (702) 614-7199
                                       Fax: (703) 614-7114
                                       E-Mail: lpiel@igca.com
           With a copy to:             Maslon Edelman Borman & Brand, LLP
                                       Attention: Douglas T. Holod, Esq.
                                       3300 Wells Fargo Center
                                       90 South Seventh Street
                                       Minneapolis, Minnesota 55402
                                       Tel: (612) 672-8313
                                       Fax: (612) 642-8313
                                       E-Mail: doug.holod@maslon.com
           If to the Buyer:            To the address indicated on Schedule A
                                                                   ----------

         The Company and the Buyer may change their respective addresses by notice given pursuant to this Section XVI.E.

          F. Each of the Company and the Buyer agrees to keep confidential and not to disclose to, or use for the benefit of, any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including without limitation pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and the Exchange Act).

          G. This Agreement shall not be assignable by either of the parties hereto prior to the Final Closing Date without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that the Buyer may assign the Buyer's rights and obligations hereunder, in whole or in part, to any affiliate of the Buyer.

          H. The Company shall promptly, upon receipt of appropriate documentation, reimburse the reasonable fees and expenses incurred with respect to this Agreement and the transactions contemplated hereby by Dorsey & Whitney LLP, special counsel to the Buyer and certain other potential purchasers of Notes, not to exceed $40,000.

          I. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Notes or Conversion Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

          J. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any of the other Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          K. The Buyer acknowledges that in making the decision to purchase Notes pursuant to this Agreement, and to elect to convert any Notes into Conversion Shares, such Buyer is not relying upon any person, firm or company other than the Company and its officers, employees and directors. The Buyer agrees that no other person will be liable for any actions taken by the Buyer, or omitted to be taken by the Buyer, in connection with the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, the undersigned have set their hands to this Securities Purchase Agreement as of the date first set forth above.

                                     Innovative Gaming Corporation of America:


                                     By:
                                     Name:  Laus M. Abdo
                                     Its: President, Chief Executive Officer and
                                          Chief Financial Officer


                                     BUYER:


                                     By:  ______________________________________

                                     Print Name: _______________________________